ZALICO VARIABLE ANNUITY ACCOUNT C

OF ZURICH AMERICAN LIFE INSURANCE COMPANY

FINANCIAL STATEMENTS

December 31, 2025

ZALICO VARIABLE ANNUITY ACCOUNT C

OF ZURICH AMERICAN LIFE INSURANCE COMPANY

ZALICO VARIABLE ANNUITY ACCOUNT C

OF ZURICH AMERICAN LIFE INSURANCE COMPANY

Ernst & Young LLP 155 N Upper Wacker Dr Chicago, IL 60606	Tel: +1 312 879 2000 Fax: +1 312 879 4000 ey.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Zurich American Life Insurance Company and

Contract Owners of ZALICO Variable Annuity Account C of Zurich

 American Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets, liabilities and contract owners’ equity of each of the subaccounts listed in the Appendix that comprise ZALICO Variable Annuity Account C of Zurich American Life Insurance Company (the Separate Account), as of December 31, 2025, and the related statements of operations for the year then ended, and the statements of changes in contract owners’ equity for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2025, the results of its operations for the year then ended and changes in its contract owners’ equity for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Separate Account’s Auditor since 2021.

April 23, 2026

A member firm of Ernst & Young Global Limited
1

Appendix

Subaccounts comprising ZALICO Variable Annuity Account C of Zurich American Life Insurance Company

Subaccounts
DWS Capital Growth Fund

DWS Global Income Builder Fund

DWS High Income Fund

DWS Money Market Prime Series Fund

DWS Total Return Bond Fund

A member firm of Ernst & Young Global Limited
2

ZALICO Variable Annuity Account C

of Zurich American Life Insurance Company

Statement of Assets, Liabilities and Contract Owners’ Equity

December 31, 2025

	DWS Capital Growth Fund	DWS Global Income Builder Fund	DWS High Income Fund	DWS Money Market Prime Series Fund	DWS Total Return Bond Fund
ASSETS

Investments, at fair value	$1,260,723	$1,129,984	$25,265	$72,686	$76,968

Dividends and other receivables	—	—	—	13	—

Total assets	1,260,723	1,129,984	25,265	72,699	76,968

LIABILITIES AND CONTRACT OWNERS’ EQUITY

Liabilities - other payables	—	—	—	—	—

Contract owners’ equity	$1,260,723	$1,129,984	$25,265	$72,699	$76,968

Accumulation period	$1,260,723	$1,129,984	$25,265	$72,699	$76,968

Annuity period	—	—	—	—	—

Total contract owners’ equity	$1,260,723	$1,129,984	$25,265	$72,699	$76,968

Units Outstanding	17,176	60,719	1,257	17,916	4,209

Shares Owned in each Portfolio	10,161	122,160	5,639	72,686	8,145

Fair Value per Share	$124.07	$9.25	$4.48	$1.00	$9.45

See accompanying notes to financial statements.

ZALICO Variable Annuity Account C

of Zurich American Life Insurance Company

Statement of Operations

For the year ended December 31, 2025

	DWS Capital Growth Fund	DWS Global Income Builder Fund	DWS High Income Fund	DWS Money Market Prime Series Fund	DWS Total Return Bond Fund
	1/1/2025 to 12/31/2025	1/1/2025 to 12/31/2025	1/1/2025 to 12/31/2025	1/1/2025 to 12/31/2025	1/1/2025 to 12/31/2025
REVENUE

Dividend income	$—	$47,997	$1,740	$2,758	$8,596

EXPENSES

Administration, mortality and expense risk charges	12,113	10,005	266	722	1,762

Net investment income (loss)	(12,113)	37,992	1,474	2,036	6,834

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on redemption of investments	40,612	1,419	(382)	—	(35,654)

Capital gain distributions	92,490	52,124	—	—	—

Net realized gain (loss) on investments	133,102	53,543	(382)	—	(35,654)

Change in unrealized appreciation on investments	7,577	47,236	885	—	39,359

Net realized and unrealized gain on investments	140,679	100,779	503	—	3,705

Net increase in contract owners’ equity resulting from operations	$128,566	$138,771	$1,977	$2,036	$10,539

See accompanying notes to financial statements.

ZALICO Variable Annuity Account C

of Zurich American Life Insurance Company

Statement of Changes in Contract Owners’ Equity

For the years ended December 31, 2025 and 2024

	DWS Capital Growth Fund		DWS Global Income Builder Fund		DWS High Income Fund
	2025	2024	2025	2024	2025	2024
	1/1/2025 to 12/31/2025	1/1/2024 to 12/31/2024	1/1/2025 to 12/31/2025	1/1/2024 to 12/31/2024	1/1/2025 to 12/31/2025	1/1/2024 to 12/31/2024
OPERATIONS

Net investment income (loss)	$(12,113)	$(10,963)	$37,992	$25,038	$1,474	$1,441

Net realized gain (loss) on investments	133,102	131,125	53,543	104,226	(382)	(129)

Change in unrealized appreciation (depreciation) on investments	7,577	119,058	47,236	(61,116)	885	326

Net increase in contract owners’ equity resulting from operations	128,566	239,220	138,771	68,148	1,977	1,638

CONTRACT OWNERS’ EQUITY TRANSACTIONS

Proceeds from sales	—	—	—	—	—	—

Net transfers (to) from affiliate or subaccounts	60,663	—	149,968	(1)	(4,112)	—

Payments for redemptions	(70,240)	(58,275)	(49,304)	(45,617)	(1,329)	(1,238)

Maintenance fees	(140)	(136)	(197)	(182)	(8)	(8)

Annuity payout reserve adjustment	—	—	—	(7,821)	—	—

Net increase (decrease) from contract owners’ equity transactions	(9,717)	(58,411)	100,467	(53,621)	(5,449)	(1,246)

Total increase (decrease) in contract owners’ equity	118,849	180,809	239,238	14,527	(3,472)	392

CONTRACT OWNERS’ EQUITY

Beginning of period	1,141,874	961,065	890,746	876,219	28,737	28,345

End of period	$1,260,723	$1,141,874	$1,129,984	$890,746	$25,265	$28,737

See accompanying notes to financial statements.

ZALICO Variable Annuity Account C

of Zurich American Life Insurance Company

Statement of Changes in Contract Owners’ Equity (continued)

For the years ended December 31, 2025 and 2024

	DWS Money Market Prime Series Fund		DWS Total Return Bond Fund
	2025	2024	2025	2024
	1/1/2025 to 12/31/2025	1/1/2024 to 12/31/2024	1/1/2025 to 12/31/2025	1/1/2024 to 12/31/2024
OPERATIONS

Net investment income (loss)	$2,036	$2,691	$6,834	$9,202

Net realized gain (loss) on investments	—	—	(35,654)	(2,498)

Change in unrealized appreciation (depreciation) on investments	—	—	39,359	(4,003)

Net increase in contract owners’ equity resulting from operations	2,036	2,691	10,539	2,701

CONTRACT OWNERS’ EQUITY TRANSACTIONS

Proceeds from sales	—	—	—	—

Net transfers (to) from affiliate or subaccounts	—	—	(205,059)	—

Payments for redemptions	(1,505)	(2,019)	(12,920)	(12,854)

Maintenance fees	(250)	(250)	(6)	(23)

Annuity payout reserve adjustment	73	68	—	—

Net increase (decrease) from contract owners’ equity transactions	(1,682)	(2,201)	(217,985)	(12,877)

Total increase (decrease) in contract owners’ equity	354	490	(207,446)	(10,176)

CONTRACT OWNERS’ EQUITY

Beginning of period	72,345	71,855	284,414	294,590

End of period	$72,699	$72,345	$76,968	$284,414

See accompanying notes to financial statements.

ZALICO Variable Annuity Account C

of Zurich American Life Insurance Company

Notes to Financial Statements

(1) Organization

ZALICO Variable Annuity Account C (the “Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940, as amended, established by Zurich American Life Insurance Company (“ZALICO” or the “Company”). ZALICO is a stock life insurance company founded in 1947. The Company is incorporated under the insurance laws of the State of Illinois and is licensed in the District of Columbia and all states, with the exception of New York.

The Company is a wholly owned subsidiary of Zurich Holding Company of America, Inc. (“ZHCA”), a Delaware Corporation, which in turn is a wholly owned indirect subsidiary of its ultimate parent company Zurich Insurance Group Ltd. (“ZIG”), of Zurich, Switzerland.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from ZALICO’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the variable life insurance policies is not chargeable with liabilities arising out of any other business ZALICO may conduct.

The Separate Account is used to fund the Advantage I variable annuity contracts issued by ZALICO. Gross premiums from the contracts are allocated in accordance with contract owner instructions into five divisions and each division (“Division”) invests exclusively in a corresponding Deutsche Fund (“Fund”). Each Fund is an open-end diversified management investment company. The Separate Account follows the accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 “Financial Services - Investment Companies.”

As of December 31, 2025 and 2024 assets were invested in five divisions as follows:

DWS Capital Growth Fund	DWS Money Market Prime Series Fund
DWS Global Income Builder Fund	DWS Total Return Bond Fund
DWS High Income Fund

Contract owners may also allocate some or all of gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of ZALICO’s General Account. The assets of ZALICO’s General Account support its insurance and annuity obligations and are subject to ZALICO’s general liabilities from its business operations.

(2) Significant Accounting Policies

New Accounting Pronouncement

As of December 31, 2024, the Separate Account adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - “Improvements to Reportable Segment Disclosures” (“ASU 2023-07”). Adoption of the new standard impacts financial statement disclosures only and does not affect financial position or the results of operations. An operating segment is defined in Topic 280 as a component of an entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President of the variable annuity business. The subaccount represents a single operating segment, as the CODM monitors the operating results of the subaccount, and as a whole, the subaccount’s long-term strategic asset allocation is predetermined based on a defined investment strategy. The change in net assets resulting from operations, which is used by the CODM to assess the segment’s performance, is consistent with that presented within the subaccount’s financial statements. Segment assets are reflected on the accompanying Statement of Assets, Liabilities and Contract Owners’ Equity as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

ZALICO Variable Annuity Account C

of Zurich American Life Insurance Company

Notes to Financial Statements

Investments

Investments are made in the various portfolios in accordance with selections made by the contract owners. The Separate Account’s assets are the property of ZALICO for the benefit of contract owners and are segregated from ZALICO’s other assets. Such investments are made at the net asset value per share, reported by the respective portfolios.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded as income on the ex-dividend date and is reinvested in additional shares of the portfolio. Realized gains and losses from sales of investment shares are reported on a specific identification cost basis. Capital gain distributions are included in realized gains (losses) on investments.

Accumulation unit valuation

On each day the New York Stock Exchange (the “Exchange”) is open for trading, the accumulation unit value is determined as of the earlier of 3:00 p.m. (CST) or the close of the Exchange by dividing the total value of each subaccount’s investments and other assets, less liabilities, by the number of accumulation units outstanding in the respective subaccount.

Federal income taxes

The results of the operations of the Separate Account are included in the federal income tax return of ZALICO. Under the provisions of the contracts, ZALICO has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax during the year ended December 31, 2025 or December 31, 2024. Management will periodically review the contract in the event of changes in tax law. Accordingly, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Net transfers (to) from affiliate or subaccounts

Net transfers (to) from affiliate or subaccounts include transfers of all or part of the contract owners’ interest to another eligible subaccount or to the general account of ZALICO.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities, as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as revenue and expenses could differ from the estimates reported in the accompanying financial statements.

Annuity payouts

Net assets allocated to contracts in the annuity payout period are computed according to the 1983a Individual Annuitant Mortality Table. The assumed investment return is 2.5 percent unless the annuitant elects otherwise, in which case the rate may vary from 2.5 percent to 7.75 percent, as regulated by the laws of respective states. The mortality risk is fully borne by ZALICO and may result in additional amounts being transferred into the variable annuity account by ZALICO to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

ZALICO Variable Annuity Account C

of Zurich American Life Insurance Company

Notes to Financial Statements

Risks and uncertainties

The Separate Account provides for various subaccount investment options in any combination of the available open-end management investment companies, each of which bears exposure to the market, credit, and liquidity risks of the underlying portfolio in which it invests. Generally, all investments are exposed to various risks, such as interest rate, market and credit risks.

Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment balances, the amounts reported in the Statement of Assets, Liabilities and Contract Owners’ Equity and the amounts reported in the Statement of Changes in Contract Owners’ Equity. Accordingly, these financial statements should be read in conjunction with the financial statements of the underlying open-end management investment companies identified in Note 1.

Fair value measurements

The Separate Account determined the fair value of its financial instruments based on the fair value hierarchy established in the Financial Accounting Standards Board’s (“FASB”) guidance referenced in the Fair Value Measurements and Disclosure Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments based on the priority of the inputs to the valuation technique, into the three level hierarchy, as outlined under the applicable guidance. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. As there are no level 2 or level 3 assets in any period presented, disclosure of transfer between levels or a reconciliation of level 3 assets is not required. In addition, no other financial assets or assets valued on a non-recurring basis are recorded in the Separate Account. Financial assets and liabilities recorded at fair value on the Statement of Assets, Liabilities and Contract Owners’ Equity are categorized as follows:

•	Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•	Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a.	Quoted prices for similar assets or liabilities in active markets.

b.	Quoted prices for identical or similar assets or liabilities in non-active markets.

c.	Inputs other than quoted market prices that are observable.

d.	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

ZALICO Variable Annuity Account C

of Zurich American Life Insurance Company

Notes to Financial Statements

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities under the FASB guidance referenced in the Fair Value Measurements and Disclosure Topic reflect market participation assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-end management investment companies. Participants may, without restriction, transact at the daily net asset value (“NAV”) of the investment companies. The NAV represents the daily per share value based on the fair value of the underlying portfolio of investments of the respective mutual funds.

(3) Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments, including distributions received and reinvested, for the year ended December 31, 2025, are as follows:

	Purchases	Sales

DWS Capital Growth Fund	$153,121	$82,460

DWS Global Income Builder Fund	250,065	59,482

DWS High Income Fund	1,740	5,714

DWS Money Market Prime Series Fund	2,830	2,476

DWS Total Return Bond Fund	8,596	219,748

(4) Expenses and Related Party Transactions

ZALICO assumes mortality risks associated with the annuity contracts, as benefits paid to the contract owner or beneficiary may exceed contract value. ZALICO also incurs all expenses involving administration and maintenance of the contracts, which may exceed charges assessed. In return, ZALICO assesses a daily charge through a reduction in unit value based on assets for mortality and expense risk which amounts to an aggregate of one percent (1.00%) per annum. Additionally, ZALICO assesses against each contract participating in the Separate Account and records an annual maintenance charge of $25 through a redemption of units on December 31st of each calendar year whether or not any purchase payments have been made during the year.

Proceeds payable on the redemption of units and early annuitizations are reduced by the amount of any applicable contingent deferred sales charge due to ZALICO. The percentage charged (0.00% to 6.00%) is assessed through the redemption of units and is based upon the number of full years which have elapsed between the date the contract was purchased and the surrender date.

Investment Distributors, Inc., a wholly-owned subsidiary of Protective Life Insurance Company (“Protective Life”), is the principal underwriter for the Separate Account. Effective September 3, 2003, ZALICO transferred certain of its business, as well as the capital stock of its wholly-owned subsidiaries, to a former affiliate, Federal Kemper Life Assurance Company (“FKLA”). In a contemporaneous transaction, FKLA and ZALICO entered into a coinsurance agreement under which FKLA administers the business and the records of, and 100% reinsures, certain lines of business issued by ZALICO, and performs certain Separate Account administration functions for certain registered variable annuity contracts that are funded through the Separate Account. These transfers were part of a larger transaction under which the capital stock of FKLA was sold to Bank One Insurance Holdings, Inc. (“Bank One”). On July 1, 2004, Bank One merged into JP Morgan Chase & Co., and FKLA changed its name to Chase Insurance Life and Annuity Company (“Chase Insurance”). On July 3, 2006, Protective Life, purchased Chase Insurance. Effective April 1, 2007, Chase Insurance merged with and into Protective Life.

ZALICO Variable Annuity Account C

of Zurich American Life Insurance Company

Notes to Financial Statements

(5) Changes in Units Outstanding

The changes in units outstanding for the years ended December 31, 2025 and 2024, were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
DWS Capital Growth Fund

2025	864	953	(89)

2024	—	867	(867)

DWS Global Income Builder Fund

2025	8,670	2,798	5,872

2024	36	3,369	(3,333)

DWS High Income Fund

2025	—	281	(281)

2024	—	69	(69)

DWS Money Market Prime Series Fund

2025	18	438	(420)

2024	17	584	(567)

DWS Total Return Bond Fund

2025	—	12,297	(12,297)

2024	—	763	(763)

(6) Unit Values and Financial Highlights

ZALICO sells a number of variable annuity products, as discussed in Note 1, which are funded by the Separate Account. These products have unique combinations of features and fees that are charged against the contract owner’s account. Differences in fee structures result in a variety of unit values, expense ratios and total returns. The following tables were developed by determining which products offered by ZALICO and funded by the Separate Account have the highest and lowest expense ratios. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the highest and lowest expense ratio. The summaries may not reflect the minimum and maximum contract charges offered by ZALICO as contract owners may not have selected all available and applicable contract options.

A summary of the units outstanding, unit fair values, net assets for variable annuity contracts, net investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total returns for each of the five years in the period ended December 31, 2025, follow below.

ZALICO Variable Annuity Account C

of Zurich American Life Insurance Company

Notes to Financial Statements

	At December 31,				For the year ended December 31,

	Units	Unit Fair Value		Net Assets (1) (000s)	Investment Income Ratio (2)	Expense Ratio (3)		Total Returns (4)
	(000s)	Lowest	Highest			Lowest	Highest	Lowest	Highest

DWS Capital Growth Fund

2025	17	$73.404	$73.404	$1,261	N/A	1.00%	1.00%	10.98%	10.98%

2024	17	66.141	66.141	1,142	N/A	1.00%	1.00%	24.78%	24.78%

2023	18	53.005	53.005	961	N/A	1.00%	1.00%	36.81%	36.81%

2022	30	38.744	38.744	1,171	N/A	1.00%	1.00%	(31.78)%	(31.78)%

2021	33	56.795	56.795	1,874	N/A	1.00%	1.00%	21.00%	21.00%

DWS Global Income Builder Fund

2025	61	18.609	18.621	1,130	4.75%	1.00%	1.00%	14.59%	14.59%

2024	55	16.239	16.250	891	3.86%	1.00%	1.00%	7.83%	7.83%

2023	58	15.060	15.070	876	2.96%	1.00%	1.00%	13.60%	13.60%

2022	61	13.256	13.265	809	2.36%	1.00%	1.00%	(16.20)%	(16.20)%

2021	68	15.820	15.830	1,073	2.21%	1.00%	1.00%	9.41%	9.41%

DWS High Income Fund

2025	1	20.108	20.633	25	6.44%	1.00%	1.00%	7.60%	7.60%

2024	2	18.688	19.176	29	6.04%	1.00%	1.00%	5.95%	5.95%

2023	2	17.639	18.100	28	5.58%	1.00%	1.00%	10.35%	10.35%

2022	2	15.985	16.403	31	4.83%	1.00%	1.00%	(10.05)%	(10.05)%

2021	2	17.770	18.235	36	4.46%	1.00%	1.00%	2.91%	2.91%

DWS Money Market Prime Series Fund

2025	18	4.057	4.057	73	3.80%	1.00%	1.00%	2.85%	2.85%

2024	18	3.945	3.945	72	4.74%	1.00%	1.00%	3.79%	3.79%

2023	19	3.801	3.801	72	4.61%	1.00%	1.00%	3.69%	3.69%

2022	19	3.665	3.665	71	1.36%	1.00%	1.00%	0.39%	0.39%

2021	21	3.651	3.651	77	0.01%	1.00%	1.00%	(0.98)%	(0.98)%

DWS Total Return Bond Fund

2025	4	18.296	18.296	77	4.76%	1.00%	1.00%	6.17%	6.17%

2024	17	17.233	17.233	284	4.16%	1.00%	1.00%	1.01%	1.01%

2023	17	17.061	17.061	295	3.56%	1.00%	1.00%	5.03%	5.03%

2022	19	16.244	16.244	309	2.53%	1.00%	1.00%	(16.18)%	(16.18)%

2021	20	19.379	19.379	385	N/A	1.00%	1.00%	(1.33)%	(1.33) %

ZALICO Variable Annuity Account C

of Zurich American Life Insurance Company

Notes to Financial Statements

Notes:

(1) Net Assets equals Contract Owners’ Equity.

(2) This ratio represents dividends, excluding distributions of capital gains, received by the Division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes expense charges that result in direct reductions in the unit values. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Divisions invest. N/A is noted if the fund did not pay any dividends.

(3) This ratio represents the annualized contract expenses of the Separate Account, resulting in a direct reduction of unit values, consisting primarily of mortality and expense risk charges. Charges that require redemption of contract owner units are excluded.

(4) Total return is calculated using the beginning and ending unit value (before rounding for this presentation), which reflects the changes in the underlying fund values and reductions related to the Expense Ratio, for the period indicated. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(7) Subsequent Events

The Separate Account has evaluated the effects of events subsequent to December 31, 2025 and through April 23, 2026. All accounting and disclosure requirements related to subsequent events are included in the financial statements.